UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

CAMBIUM NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38952	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Cambium Networks, Inc.

3800 Golf Road, Suite 360

Rolling Meadows, Illinois 60008

(Address of principal executive offices)

+1 (345) 943-3100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	CMBM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☒	Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Cambium Networks Corporation, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), held its annual general meeting of shareholders (the “Annual Meeting”) on June 9, 2021 in a virtual-only format. As of April 12, 2021, the record date for the Annual Meeting, there were outstanding 26,306,659 shares of the Company’s ordinary shares. At the Annual Meeting, there were present, in person or by proxy, holders of 23,919,046 ordinary shares, or approximately 90.9% of the total outstanding ordinary shares entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business.  The Company’s shareholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 23, 2021: (i) to elect two directors, Robert Amen and Vikram Verma as Class II directors of the Company each to serve for a three-year term expiring at the Company’s annual meeting of shareholders in 2024 and until their successors have been duly elected and qualified, subject to their earlier death, resignation or removal (“Proposal 1”) and (ii) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal 2”).

The Company’s shareholders approved the Class II director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s shareholders voted for Class II directors as follows:

Class II Director Nominee	For	Withheld	Broker Non-Votes
Robert Amen	17,663,891	3,113,216	3,141,939
Vikram Verma	20,141,675	635,432	3,141,939

The Company’s shareholders approved to ratify the appointment of KPMG LLP in Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
23,905,946	9,694	3,406

 No other matters were submitted to or voted on by the Company’s shareholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM NETWORKS CORPORATION

Dated: June 9, 2021	By:	/s/ STEPHEN CUMMING
	Name:	Stephen Cumming
	Title:	Chief Financial Officer